                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to S240.14a-11(c) or S240.14a-12

                        INVESCO INTERNATIONAL FUNDS, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1) Title of each class of securities to which transaction applies:

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        2) Aggregate number of securities to which transaction applies:

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        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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        4) Proposed maximum aggregate value of transaction:

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        5) Total fee paid:

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[_]     Fee paid previously with preliminary materials.

[_]     Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
                                   ---------------------------------------------
         2) Form, Schedule or Registration Statement No.:
                                                         -----------------------
         3) Filing Party:
                         -------------------------------------------------------
         4) Date Filed:
                       ---------------------------------------------------------

                                                  INVESCO Emerging Markets Fund
                                                          INVESCO European Fund
[LOGO APPEARS HERE](R)                               INVESCO Pacific Basin Fund
                                           INVESCO International Blue Chip Fund
                           (each a series of INVESCO International Funds, Inc.)
                                                                   May 20, 1999

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Dear Shareholder:

  The attached proxy materials seek your approval to liquidate INVESCO Emerging Markets Fund ("Emerging Markets Fund"), a series of INVESCO International Funds, Inc. ("International Funds"), to effect certain changes to the fundamental policies of Emerging Markets Fund, INVESCO European Fund ("European Fund"), and INVESCO Pacific Basin Fund ("Pacific Basin Fund"), each a series of International Funds, to elect directors of International Funds, and to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of Emerging Markets Fund, European Fund, Pacific Basin Fund, and INVESCO International Blue Chip Fund ("International Blue Chip Fund").

  Your board of directors unanimously recommends a vote FOR all proposals. The board believes that the proposed changes are in the best interests of Emerging Markets Fund, European Fund, Pacific Basin Fund, and International Blue Chip Fund, and their respective shareholders. Shareholders of Emerging Markets Fund are being asked to approve the liquidation of Emerging Markets Fund (please see the separate letter addressed to you about the proposed liquidation). Shareholders are also being asked to approve certain changes to the fundamental investment restrictions of Emerging Markets Fund, European Fund, and Pacific Basin Fund that will modernize their fundamental investment restrictions and make them more uniform with those of the other INVESCO Funds. The attached proxy materials provide more information about the proposed liquidation of Emerging Markets Fund, the proposed changes in fundamental investment restrictions, and the other matters you are being asked to vote upon.

  Your vote is important no matter how many shares you own. Voting your shares early will permit International Funds to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, date, and sign your proxy card and mail it in the enclosed return envelope promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, by facsimile, through the Internet, or in person.

                                          Very truly yours,

                                          /s/ Mark H. Williamson
                                          -----------------------------
                                          Mark H. Williamson
                                          President
                                          INVESCO International Funds, Inc.

9958

                                                  INVESCO EMERGING MARKETS FUND
                                                          INVESCO EUROPEAN FUND
                                                     INVESCO PACIFIC BASIN FUND
                                           INVESCO INTERNATIONAL BLUE CHIP FUND
                           (each a series of INVESCO International Funds, Inc.)

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 May 20, 1999

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To The Shareholders:

  Notice is hereby given that a special meeting of shareholders (the "Meeting") of INVESCO Emerging Markets Fund ("Emerging Markets Fund"), INVESCO European Fund ("European Fund"), INVESCO Pacific Basin Fund ("Pacific Basin Fund"), and INVESCO International Blue Chip Fund (each a "Fund" and, collectively, the "Funds"), each a series of INVESCO International Funds, Inc. ("International Funds"), will be held on May 20, 1999, at 10:00 a.m., Mountain Time, at the offices of INVESCO Funds Group, Inc., 7800 East Union Avenue, Denver, Colorado, for the following purposes:

1.For Emerging Markets Fund voting separately, to approve a Plan of Liquidation and Termination for Emerging Markets Fund;

2.For Emerging Markets Fund, European Fund, Blue Chip and Pacific Basin Fund, each voting separately, to approve certain changes to the fundamental investment restrictions of Emerging Markets Fund, European Fund, Blue Chip and Pacific Basin Fund;

   3.For the Funds voting together, to elect directors of International Funds;

4.For each Fund voting separately, to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of each Fund; and

5.To transact such other business as may properly come before the Meeting or any adjournment thereof.

  You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of a Fund at the close of business on March 12, 1999. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope.

                                          By Order of the Board of Directors,

                                          /s/ Glen A. Payne
                                          ---------------------
                                          Glen A. Payne
                                          Secretary

March 23, 1999

Denver, Colorado

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

   Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. IF YOU DATE, SIGN, AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS NOTICED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing in your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, through the Internet, by facsimile machine, or in person. To vote by telephone, please call 1-800-690-6903. Shares that are registered in your name, as well as shares that are held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the 12-digit "control" number that appears on your proxy card. To vote via the Internet, please access http://www.proxyvote.com on the World Wide Web. In addition, shares that are registered in your name may be voted by faxing your completed proxy card to 1-800-733-1885. If we do not receive your completed proxy after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

   Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                                              INVESCO INTERNATIONAL FUNDS, INC.
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                         INVESCO Emerging Markets Fund
                             INVESCO European Fund
                          INVESCO Pacific Basic Fund
                     INVESCO International Blue Chip Fund
                            7800 East Union Avenue
                            Denver, Colorado 80237
                          (Toll Free) 1-800-646-8372

                                PROXY STATEMENT
                        Special Meeting of Shareholders
                                 May 20, 1999

                              VOTING INFORMATION

  This Proxy Statement is being furnished to shareholders of INVESCO Emerging Markets Fund ("Emerging Markets Fund"), INVESCO European Fund ("European Fund"), INVESCO Pacific Basin Fund ("Pacific Basin Fund"), and INVESCO International Blue Chip Fund ("International Blue Chip Fund") (each a "Fund" and, collectively, the "Funds"), each a series of INVESCO International Funds, Inc. ("International Funds"), in connection with the solicitation of proxies from shareholders of the Funds by the board of directors (the "Board") of International Funds, for use at a special meeting of shareholders to be held on May 20, 1999 (the "Meeting"), and at any adjournment of the Meeting. This Proxy Statement will first be mailed to shareholders on or about March 23, 1999.

  For each Fund, one-third of the Fund's shares outstanding on March 12, 1999 (the "Record Date") represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve one or more of the proposals set forth in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST that proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if a quorum is present with respect to each proposal, sufficient votes have been received and it is otherwise appropriate.

  Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

  The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on the proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you date, sign, and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of each of the proposals and the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by International Funds prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

  In order to reduce costs, the notices to a shareholder having more than one account in a Fund listed under the same social security number at a single address have been combined. The proxy cards have been coded so that a shareholder's votes will be counted for each such account.

  As of the Record Date, each Fund had the following shares of common stock outstanding: 151,925.813 (Emerging Markets Fund); 44,445,971.869 (European
Fund); 7,898,178.016 (Pacific Basin Fund); and 1,859,115.053 (International Blue Chip Fund). The solicitation of proxies, the cost of which will be borne half by INVESCO Funds Group, Inc. ("INVESCO"), the investment adviser and transfer agent of the Funds, and half by the Funds, will be made primarily by mail but also may be made by telephone or oral communications by representatives of INVESCO and INVESCO Distributors, Inc. ("IDI"), the distributor of the INVESCO group of investment companies ("INVESCO Funds"), none of which will receive any compensation for these activities from the Funds, or by Shareholder Communications Corporation, professional proxy solicitors, which will be paid fees and expenses of up to approximately $102,000 for soliciting services. If votes are recorded by telephone, Shareholder Communications Corporation will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail, by facsimile or through a secure Internet site. Proxies voted by telephone, facsimile or Internet may be revoked at any time before they are voted at the meeting in the same manner that proxies voted by mail may be revoked.

  Copies of each of the Fund's most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders may request copies of these reports, without charge, by writing to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706, or by calling toll-free 1-800-646-8372.

  Except as set forth in Appendix A, INVESCO does not know of any person who owns 5% or more of the shares of any Fund. Directors and officers of International Funds own in the aggregate less than 1% of the shares of each Fund.

  Vote Required. Approval of Proposal 1, to liquidate Emerging Markets Fund, requires the affirmative vote of the lesser of: (1) 67% of Emerging Markets Fund shares present at a meeting of its shareholders if the holders of more than 50% of Emerging Markets Fund's outstanding shares are present in person or by proxy; or (2) more than 50% of Emerging Markets Fund's outstanding shares. Approval of Proposal 2 with respect to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, as defined in the Investment Company Act of 1940 ("1940 Act"). This means that for a Fund, Proposal 2 must be approved by the lesser of: (1) 67% of that Fund's shares present at a meeting of shareholders if the owners of more than 50% of that Fund's shares then outstanding are present in person or by proxy; or (2) more than 50% of that Fund's outstanding shares. A plurality of the votes of International Funds cast at the Meeting is sufficient to approve Proposal 3. Approval of Proposal 4 with respect to a Fund requires the affirmative vote of a majority of that Fund's votes present at the

Meeting, provided a quorum is present with respect to that Fund. Each outstanding full share of each Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If any Proposal is not approved by the requisite vote of shareholders of a Fund or the Funds, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

       PROPOSAL 1:TO APPROVE A PLAN OF LIQUIDATION AND TERMINATION

       ("LIQUIDATION PLAN") FOR EMERGING MARKETS FUND ("FUND") (FOR

                 EMERGING MARKETS FUND SHAREHOLDERS ONLY)

The Proposed Liquidation and Termination
  The Board believes that liquidating Emerging Markets Fund's assets and terminating its existence would be in its shareholders' best interests. Accordingly, the Board, including all of its directors who are not "interested persons," as that term is defined in the 1940 Act, of International Funds ("Independent Directors"), adopted the proposed Liquidation Plan, which provides for liquidating Emerging Markets Fund's assets, distributing the proceeds thereof to its shareholders pro rata, and terminating Emerging Markets Fund's existence. A copy of the Liquidation Plan is attached to this proxy statement as Appendix B.

  Emerging Markets Fund commenced operations on February 12, 1998. Throughout the period since then, various Fund expenses have been voluntarily absorbed by its investment adviser, INVESCO. Notwithstanding the expense reduction measures taken by INVESCO, Emerging Markets Fund has experienced limited asset growth. In addition, Emerging Markets Fund has experienced uneven returns over the last year and net asset reductions over the past fiscal year. INVESCO and Emerging Markets Fund's distributor, IDI, have come to believe that it is unlikely that Emerging Markets Fund will experience material growth in assets in the foreseeable future. In light of the inefficiencies and higher costs of managing Emerging Markets Fund's small asset base, INVESCO and IDI submitted to the Board a proposal to liquidate and terminate Emerging Markets Fund.

  At a meeting held on February 3, 1999, the Board considered and unanimously approved the Liquidation Plan, subject to shareholder approval. Under International Funds' Articles of Incorporation, the liquidation of Emerging Markets Fund may be effected only on the affirmative vote of the lesser of (1) 67% of Emerging Markets Fund's shares present at a meeting of its shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy or (2) more than 50% of Emerging Markets Fund's outstanding shares.

Consideration by the Board
  In evaluating the proposed liquidation and termination of Emerging Markets Fund, the Board considered a number of factors, including the amount of Emerging Markets Fund's total assets, its expense ratio (absent the absorption of expenses mentioned above), and the likelihood that additional sales of Fund shares could enable it to attain an asset level that would sustain an acceptable expense ratio. The Board also considered INVESCO's representation that it is not prepared to continue to waive its advisory fee and absorb the expenses associated with managing Emerging Markets Fund at its current low level of assets indefinitely, but will do so pending Emerging Markets Fund's liquidation and termination. Based on consideration of the foregoing, and other factors they deemed relevant, the Board (including all of its Independent Directors) approved the liquidation and termination of Emerging Markets Fund, subject to shareholder approval.

  If the Liquidation Plan is not approved by the shareholders, Emerging Markets Fund will continue to operate as a series of International Funds (but without INVESCO's advisory fee waiver and absorption of expenses). The Board thus is asking Emerging Markets Fund's shareholders to approve certain changes to Emerging Markets Fund's fundamental investment restrictions, to elect directors of International Funds, and to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of Emerging Markets Fund, as set forth in Proposals 2, 3, and 4, respectively.

Description of the Liquidation Plan
  Under the Liquidation Plan each shareholder's interest in Emerging Markets Fund's assets will be fixed on the date on which the shareholders approve the Liquidation Plan. On that date, the books of Emerging Markets Fund will be closed. Thereafter, all assets of Emerging Markets Fund not already held in cash or cash equivalents will be liquidated. The Liquidation Plan provides that, as soon as reasonably practicable after that date, the distribution of Emerging Markets Fund's assets will be made in one or two liquidating distributions. The first such distribution is expected to consist of cash representing substantially all of Emerging Markets Fund's assets less the amount reserved to pay its liabilities and expenses. A second liquidating distribution, if necessary, is anticipated to be made within 90 days after the first liquidating distribution and will consist of cash from any assets remaining after payment of those liabilities and expenses, the proceeds of any sale of Emerging Markets Fund assets not sold prior to the first liquidating distribution, and any other miscellaneous Emerging Markets Fund income.

  The date or dates on which Emerging Markets Fund will pay the liquidating distributions and on which Emerging Markets Fund will be liquidated have not been determined, but it is anticipated that, if Emerging Markets Fund's shareholders adopt the Liquidation Plan, the liquidating distributions would occur as soon as reasonably practical after the date on which the shareholders approve the Liquidation Plan. Shareholders will receive their respective portions of the liquidating distribution(s) without any further action on their part.

  The Liquidation Plan will not affect a shareholder's right to redeem his, her, or its Emerging Markets Fund shares. Therefore, a shareholder may redeem in accordance with the redemption procedure set forth in Emerging Markets Fund's current prospectus without waiting for Emerging Markets Fund to take any action respecting its liquidation. The Liquidation Plan also authorizes the Board to make variations from or amendments to the provisions thereof that it deems necessary or appropriate to carry out its purposes. No shareholder will be entitled to exercise any dissenter's rights or appraisal rights with respect to Emerging Markets Fund's liquidation and termination under either the Liquidation Plan or relevant provisions of Maryland law.

  Under the Liquidation Plan, Emerging Markets Fund will be responsible for one-half of the expenses incurred in connection with carrying out the Liquidation Plan, including the cost of soliciting proxies, liquidating its assets, and terminating its existence, and INVESCO will be responsible for the balance of those expenses.

Federal Income Tax Consequences
  The following summary provides general information regarding the federal income tax consequences to Emerging Markets Fund resulting from its liquidation and termination and to its shareholders on their receipt of liquidating distributions from Emerging Markets Fund. Emerging Markets Fund has not sought a ruling from the Internal Revenue Service with respect to these matters. This summary generally applies to shareholders who are individual U.S. citizens (other than dealers in securities) and does not address the particular federal income tax consequences that may apply to shareholders that are, for example, corporations, trusts, estates, tax-exempt organizations, or non-resident aliens; nor does this summary address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently, depending on their particular tax situations unrelated to the receipt of liquidating distributions, and accordingly this summary is not a substitute for careful tax planning. Shareholders may wish to consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving liquidating distributions from Emerging Markets Fund.

  As discussed above, if the Liquidation Plan is approved by its shareholders, Emerging Markets Fund will sell its assets and distribute the proceeds to them. Emerging Markets Fund anticipates that it will retain its qualification for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and thus will not be taxed on any of its net gain realized from the sale of its assets.

  A shareholder who receives a liquidating distribution in cancellation and redemption of his, her, or its Fund shares will be treated as having sold those shares for the amount of the liquidating distribution. The shareholder will recognize gain or loss on that sale measured by the difference between his, her, or its adjusted tax basis for the shares and the liquidating distribution. If the shares are held as capital assets, the gain or loss will be characterized as capital gain or loss. Capital gain or loss attributable to shares held for more than one year will constitute long-term capital gain or loss, while capital gain or loss attributable to shares held for one year or less will be short-term. Shareholders also should be aware that Emerging Markets Fund is required to withhold 31% of liquidating distributions payable to any individual and certain other non-corporate shareholders who do not provide Emerging Markets Fund with a correct taxpayer identification number.

  The receipt of a liquidating distribution by an individual retirement account ("IRA") that holds Fund shares generally will not be treated as a taxable event to the IRA beneficiary. However, some IRAs that hold Fund shares may have been established with custodians that may not reinvest the liquidation distribution proceeds, but instead must immediately distribute those proceeds to the IRA beneficiary. Those distributions could have adverse tax consequences for the beneficiaries of such IRAs, who are urged to consult with their own tax advisers regarding the tax consequences of those distributions.

  Required Vote. Approval of the Liquidation Plan requires the affirmative vote of the lesser of: (1) 67% of Emerging Markets Fund shares present at a meeting of its shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy; or (2) more than 50% of Emerging Markets Fund's outstanding shares.

              THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                            VOTE "FOR" PROPOSAL 1.

                    PROPOSAL 2:TO APPROVE AMENDMENTS TO THE

             FUNDAMENTAL INVESTMENT RESTRICTIONS OF EMERGING
              MARKETS FUND (IF THE LIQUIDATION IS NOT APPROVED),

             BLUE CHIP, EUROPEAN FUND, AND PACIFIC BASIN FUND

  As required by the 1940 Act, Emerging Markets Fund, European Fund and Pacific Basin Fund (each a "Fund" and, collectively, the "Funds") have each adopted certain fundamental investment restrictions ("fundamental restrictions"), which are set forth in the Funds' Statement of Additional Information (the "SAI"). These fundamental restrictions may be changed only with shareholder approval. Restrictions that a Fund has not specifically designated as fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval.

  Some of the Funds' fundamental restrictions reflect past regulatory, business or industry conditions, practices or requirements that are no longer in effect. Also, as other INVESCO Funds have been created over the years, these funds have adopted substantially similar fundamental restrictions that often have been phrased in slightly different ways, resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation. Accordingly, the Board has approved revisions to the Funds' fundamental restrictions in order to simplify and modernize them, and make the fundamental restrictions more uniform with those of the other INVESCO Funds.

  The Board believes that eliminating the disparities among the INVESCO Funds' fundamental restrictions will enhance management's ability to manage the Funds' assets efficiently and effectively in changing regulatory and investment environments and permit directors to review and monitor policies more easily. In addition, standardizing the fundamental restrictions of the INVESCO Funds will assist the INVESCO Funds in making required regulatory filings in a more efficient and cost-effective way. Although the proposed changes in fundamental restrictions will allow each Fund greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in that Fund.

  The text and a summary description of each proposed change to each Fund's fundamental restrictions are set forth below, together with the text of each current corresponding fundamental restriction. The text below also describes any non-fundamental restrictions that would be adopted by the Board in conjunction with the revision of certain fundamental restrictions. Any non-fundamental restriction may be modified or eliminated by the Board at any future date without further shareholder approval.

  If approved by the shareholders of a Fund at the Meeting, the proposed changes to a Fund's fundamental restrictions will be adopted by that Fund. The Fund's Statement of Additional Information will be revised to reflect those changes as soon as practicable following the meeting.

a. Modification of fundamental restriction on the issuance of senior securities

  Each of European Fund and Pacific Basin Fund currently has a fundamental restriction on issuance of senior securities as follows:

  The Company may not issue senior securities as defined in the 1940 Act (except insofar as the Company may be deemed to have issued a senior security by reason of entering into a repurchase agreement, or borrowing money, in accordance with the restrictions described below, and in accordance with the position of the staff of the Securities and Exchange Commission set forth in Investment Company Act Release No. 10666).

  Emerging Markets Fund currently has the following fundamental restriction on the issuance of senior securities:

  The Fund may not borrow money or issue senior securities (as defined in the 1940 Act), except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Fund's total assets by reason of a decline in total assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps, or forward contracts, or the segregation of assets in connection with such contracts.

  The Board recommends that shareholders vote to replace these fundamental restrictions with the following fundamental restriction:

  The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

  The primary purposes of the Proposal are to eliminate differences in the wording of the INVESCO Funds' current fundamental restrictions on the issuance of senior securities for greater uniformity, to eliminate any unnecessary limitations, and to conform them to 1940 Act requirements regarding the issuance of senior securities. With respect to Emerging Markets Fund, the proposed revision would also separate the Fund's fundamental restriction on borrowing and issuing senior securities into two fundamental restrictions, a revision that is expected to be standard for all of the INVESCO Funds. (See modification of fundamental restriction on borrowing, below).

  The Board believes that the adoption of the proposed fundamental restriction, which does not specify the manner in which senior securities may be issued and is no more limiting than is required under the 1940 Act, will maximize each Fund's borrowing flexibility for future contingencies and will conform to the fundamental restrictions of the other INVESCO Funds on the issuance of senior securities.

b.Modification of fundamental restriction on borrowing and adoption of non-fundamental restriction on borrowing

  Each of Blue Chip, European Fund and Pacific Basin Fund currently has a fundamental restriction on borrowing as follows:

  The Fund may not mortgage, pledge or hypothecate portfolio securities or borrow money, except borrowings from banks for temporary or emergency purposes (but not for investment) are permitted in an amount not exceeding 10% of total assets. A Fund will not purchase additional securities while any borrowings on behalf of that Fund exist.

  Emerging Markets Fund currently has the following fundamental restriction on borrowing:

  The Fund may not borrow money or issue senior securities (as defined in the 1940 Act), except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Fund's total assets by reason of a decline in total assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps, or forward contracts, or the segregation of assets in connection with such contracts.

  The Board recommends that shareholders vote to replace these restrictions with the following fundamental restriction:

  The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

  Currently, the Funds' fundamental restrictions are significantly more limiting than the restrictions imposed by the 1940 Act in limiting the purposes for which the Funds may borrow money. The proposal eliminates the fundamental nature of the restrictions on the purposes for which a Fund may borrow money. European Fund and Pacific Basin Fund's fundamental restriction is also unduly restrictive in limiting all borrowings to 10% of each Fund's assets. With respect to these Funds, the proposal increases each Fund's fundamental borrowing authority from

10% to 33 1/3% of its total assets, and eliminates the restriction against mortgaging, pledging or hypothecating securities. The proposed revision also eliminates European Fund and Pacific Basin Fund's fundamental restriction limiting borrowings to banks and prohibiting the purchase of securities when borrowings are outstanding. For Emerging Markets Fund, the proposal would delete the explicit requirement, which tracks that already contained in the 1940 Act, that any borrowings that come to exceed 33 1/3% of the Fund's total assets by reason of a decline in total assets be reduced within three business days. The proposed revision would also separate Emerging Markets Fund's fundamental restriction on borrowing and issuing senior securities into two fundamental restrictions, a revision that is expected to be standard for all of the INVESCO Funds. (See modification of fundamental investment restriction on issuing senior securities, above).

  If the proposal is approved, the Board will adopt a non-fundamental restriction as follows:

  The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation ( )).

  The non-fundamental restriction reflects European Fund and Pacific Basin Fund's current fundamental restriction that borrowing by the Funds may only be done for temporary or emergency purposes. In addition to borrowings from banks, as permitted by European Fund and Pacific Basin Fund's current fundamental restriction, the non-fundamental restriction permits the Funds to borrow from open-end funds managed by INVESCO or an affiliate or successor thereof. The Funds would not be able to do so, however, unless they obtain permission for such borrowings from the SEC. The non-fundamental restriction also clarifies that reverse repurchase agreements will be treated as borrowings. The Board believes that this approach, making the Funds' fundamental restriction on borrowing no more limiting than is required under the 1940 Act, while incorporating more strict limits on borrowing in the Funds' non-fundamental restriction, will maximize each Fund's flexibility for future contingencies.

c.Modification of fundamental policy on investing in commodities

  Each of European Fund and Pacific Basin Fund currently has a fundamental restriction on the purchase of commodities as follows:

  The Fund may not buy or sell commodities, commodity contracts, oil, gas or other mineral interests or exploration programs (however, the Fund may purchase securities of companies which invest in the foregoing and may enter into forward contracts for the purchase or sale of foreign currencies).

  Emerging Markets Fund currently has the following fundamental restriction on the purchase of commodities:

  The Fund may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

  The Board recommends that shareholders vote to replace these fundamental restrictions with the following fundamental restriction:

  The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

  The proposed changes to these fundamental restrictions are intended to conform the restrictions to those of the other INVESCO Funds and to ensure that each Fund will have maximum flexibility to enter into hedging or other transactions utilizing financial contracts and derivative products when doing so is permitted by operating policies established for the Funds by the Board. Due to the rapid and continuing development of derivative products and the possibility of changes in the definition of "commodities," particularly in the context of the jurisdiction of the Commodities Futures Trading Commission, it is important for each Fund's restriction to be flexible enough to allow it to enter into hedging and other transactions using these products when doing so is deemed appropriate by INVESCO and is within the investment parameters established by the Board. To maximize that flexibility, the Board recommends that each Fund's fundamental restriction on commodities investments be clear in permitting the use of derivative products, even if the current non-fundamental investment restrictions of that Fund would not permit investment in one or more of the permitted transactions.

  The proposal also eliminates European Fund and Pacific Basin Fund's fundamental restriction on investments in oil, gas or other mineral interests or exploration programs. Investment in oil, gas or other mineral leases or programs is not prohibited by federal law for mutual funds, but was prohibited in the past by some state regulations that are no longer applicable. Although European Fund and Pacific Basin Fund have no current intention to invest in oil, gas or other mineral leases, the Board recommends that shareholders eliminate the fundamental restriction for greater flexibility and uniformity with other INVESCO Funds.

d.Elimination of fundamental restriction of investing in illiquid securities and adoption of non-fundamental restriction on investing in illiquid securities (European Fund and Pacific Basin Fund only)

  Each of European Fund and Pacific Basin Fund currently has a fundamental restriction regarding investing in illiquid securities as follows:

  The Fund may not purchase the securities of any company if as a result of such purchase more than 10% of total assets would be invested in securities which are subject to legal or contractual restrictions on resale ("restricted securities") and in securities for which there are no readily available market quotations; or enter into a repurchase agreement maturing in more than seven days if as a result, such repurchase agreements, together with restricted securities and securities for which there are not readily available market quotations, would constitute more than 10% of total assets.

  The Board recommends that shareholders vote to eliminate this restriction. If the proposal is approved, the Board will adopt the following non-fundamental restriction for European Fund and Pacific Basin Funds:

  The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

  The primary purpose of the proposal is to conform to the federal securities law requirements regarding investment in illiquid securities and to conform the fundamental restrictions of European Fund and Pacific Basin Fund to those of the other INVESCO Funds. The Funds are currently limited in their ability to invest in illiquid securities. The Board believes that the proposed elimination of the fundamental restriction and subsequent adoption of the non-fundamental restriction will make the restriction more accurately reflect market conditions and will maximize the Funds' flexibility for future contingencies. The Board may delegate to INVESCO, the Funds' investment adviser, the authority to determine whether a security is liquid for the purposes of this fundamental restriction.

e.Elimination of fundamental restriction on short sales and margin transactions and adoption of non-fundamental restriction on short sales and margin transactions (European Fund and Pacific Basin Fund only)

  Each of European Fund and Pacific Basin Fund currently has a fundamental restriction regarding short sales and margin transactions as follows:

  The Fund may not sell short or buy on margin.

  The Board recommends that shareholders vote to eliminate this fundamental restriction. If the proposal is approved by shareholders, the Board will adopt the following non-fundamental restriction for European Fund and Pacific Basin
Fund:

  The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that: (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments; (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

  The proposed change clarifies the wording of the restriction and expands the exceptions to the restriction, which generally prohibits European Fund and Pacific Basin Fund from selling securities short or buying securities on margin. The proposed non-fundamental restriction also permits short sales against the box, in which an investor sells securities short while owning the same securities in the same amount or having the right to obtain equivalent securities. It also permits European Fund and Pacific Basin Fund to borrow a security on a short-term basis and to enter into short positions and make margin payments in connection with a variety of financial instruments. The Board believes that elimination of the fundamental restriction and adoption of the non-fundamental restriction will provide European Fund and Pacific Basin Fund with greater investment flexibility.

f.Modification of fundamental restriction on real estate investments

  Each of European Fund and Pacific Basin Fund currently has a fundamental restriction on real estate investments as follows:

  The Fund may not buy or sell real estate or interests therein (however, securities issued by companies which invest in real estate or interests therein may be purchased and sold).

  Emerging Markets Fund currently has the following fundamental restriction on real estate investments:

  The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

  The Board recommends that shareholders vote to replace these fundamental restrictions with the following fundamental restriction:

  The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

  In addition to conforming each Fund's fundamental restriction on real estate, the proposal would more completely describe the types of real estate-related securities investments that are permissible for the Funds and would permit the Funds to purchase or sell real estate acquired as a result of ownership of securities or other instruments (e.g., through foreclosure on a mortgage in which the Funds directly or indirectly hold an interest). The Board believes that this clarification will make it easier for decisions to be made concerning the Funds' investments in real estate-related securities without materially altering the general restriction on direct investments in real estate or interests in real estate. The proposed change would also give the Funds the ability to invest in assets secured by real estate.

g.Modification of fundamental restriction on investing in another investment company

  Each of European Fund and Pacific Basin Fund currently has a fundamental restriction regarding investments in other investment companies as follows:

  The Fund may not invest in the securities of any other investment company except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation and except that not more than 10% of the INVESCO Pacific Basin Fund's or the INVESCO European Fund's total assets may be invested in shares of closed-end investment companies within the limits of Section 12(d)(1) of the 1940 Act.

  Emerging Markets Fund currently has the following fundamental restriction regarding investments in other investment companies:

  The Emerging Markets Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

  The Board recommends that shareholders vote to replace these fundamental restrictions with the following fundamental restriction:

  The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof, with substantially the same fundamental investment objectives, policies and limitations as the Fund.

  The proposed revision to each Fund's fundamental restriction would ensure that the INVESCO Funds have uniform policies permitting each Fund to adopt a "master/feeder" structure whereby one or more Funds invest all of their assets in another fund. The master/feeder structure has the potential, under certain circumstances, to minimize administration costs and maximize the possibility of gaining a broader investor base. Currently, none of the INVESCO Funds intend to establish a master/feeder structure; however, the Board recommends that shareholders approve the proposal, ensuring that this structure will be available in the event that the Board determines to recommend the adoption of a master/feeder structure by the Funds. The proposed revision, unlike the current fundamental restriction, would require that any fund in which the Funds may invest under a master/feeder structure be advised by INVESCO or an affiliate thereof. If a Fund did purchase the securities of another investment company, shareholders might incur additional expenses because the Fund would have to pay its ratable share of the expenses of the other investment company.

h. Elimination of fundamental restriction on investments in companies for the purpose of exercising control or management (European Fund and Pacific Basin Fund only)

  Each of European Fund and Pacific Basin Fund currently has a fundamental restriction regarding investments in companies for the purpose of exercising control or management as follows:

  The Fund may not invest in any company for the purpose of exercising control or management.

  The Board recommends that shareholders vote to eliminate this fundamental restriction. There is no legal requirement that a fund have an affirmative policy on investment for the purpose of management or control if it does not intend to make investments for that purpose. European Fund and Pacific Basin Fund each have no intention of investing in any company for the purpose of exercising control or management. By eliminating this restriction, the Board may, however, be able to authorize a strategy in the future if it concludes that doing so would be in the best interests of the Funds and their shareholders.

i.Modification of fundamental restriction on underwriting securities

  Each of European Fund and Pacific Basin Fund currently has a fundamental restriction on underwriting securities as follows:

  The Fund may not engage in the underwriting of any securities, except insofar as the Fund may be deemed an "underwriter" under the 1933 Act in disposing of a portfolio security.

  Emerging Markets Fund currently has the following fundamental restriction on underwriting securities:

  The Fund may not act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

  The Board recommends that shareholders vote to replace these fundamental restrictions with the following fundamental restriction:

  The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities.

  The purpose of the proposal is to eliminate minor differences in the wording of the Funds' current fundamental restriction on underwriting for greater uniformity with the fundamental restrictions of the other INVESCO Funds and to avoid unintended limitations.

j.Modification of fundamental restriction on loans

  Each of European Fund and Pacific Basin Fund currently has a fundamental restriction on loans as follows:

  The Fund may not make loans to any person, except through the purchase of debt securities in accordance with the investment policies of the Funds, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into of repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33 1/3% of a Fund's total assets (taken at current value). No more than 10% of a Fund's total assets may be invested in repurchase agreements maturing in more than seven days.

  Emerging Markets Fund currently has the following fundamental restriction on loans:

  The Fund may not lend any security or make any other loan if, as a result, more than 10% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements.)

  The Board recommends that shareholders vote to replace these fundamental restrictions with the following fundamental restriction:

  The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

  The primary purposes of the proposal are to eliminate minor differences in the wording of the INVESCO Funds' current fundamental restrictions on loans to achieve greater uniformity and to conform the fundamental restrictions to the requirements of the 1940 Act. For European Fund and Pacific Basin Fund, the revision would eliminate the restriction on investing in repurchase agreements maturing in more than seven days. European Fund and Pacific Basin Fund's investments in such repurchase agreements will be subject to the non-fundamental restriction on illiquid securities (see proposal 1.d, above). The proposed changes to European Fund and Pacific Basin Fund's fundamental restriction are relatively minor and would have no substantive effect on either Fund's lending activities or other investments.

  Emerging Markets Fund's fundamental restriction on loans is significantly more limiting than is required by the 1940 Act in limiting loans to 10% of the Fund's assets. The proposal increases Emerging Markets Fund's lending authority from 10% to 33 1/3% of its total assets. The Board believes that the proposed change, making the Fund's fundamental restriction on loans no more limiting than is required by the 1940 Act, will give the Fund greater flexibility to respond to future contingencies.

k. Elimination of fundamental restriction on Fund ownership of securities also owned by directors and officers of each Fund or its investment adviser (European Fund and Pacific Basin Fund only)

  Each of European Fund and Pacific Basin Fund currently has a fundamental restriction concerning Fund ownership of securities also owned by officers and directors of each Fund or its investment adviser as follows:

  The Fund may not purchase securities of any company in which any officer or director of the Company or its investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and in which the officers and directors of the Company and its investment adviser, as a group, own more than 5% of such securities.

  The Board recommends that shareholders vote to eliminate this restriction. Funds are not legally required to have a fundamental restriction limiting or prohibiting the purchase of securities of companies that are also owned by affiliated parties of the fund. This restriction was derived from state laws that are no longer applicable. The concerns that this restriction was designed to address are sufficiently safeguarded against by provisions of the 1940 Act applicable to European Fund and Pacific Basin Fund, as well as by the Funds' other fundamental restrictions. Specifically, to the extent that this seeks to limit possible conflicts of interest arising out of transactions with affiliated parties, the restriction is unnecessary and unduly burdensome because the Funds are subject to the extensive affiliated transaction provisions of the 1940 Act. Because this restriction provides no additional protections to shareholders and may hinder the Board in pursuing investment strategies that may be advantageous to the Funds, the Board recommends that this investment restriction be eliminated.

l.Modification of fundamental policy on issuer diversification

  Each of European Fund and Pacific Basin Fund currently has a fundamental restriction on issuer diversification as follows:

  The Fund may not purchase securities (except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if the purchase would cause a Fund at the time to have more than 5% of the value of its total assets invested in the securities of any one issuer or to own more than 10% of the outstanding voting securities of any one issuer.

  Emerging Markets Fund currently has the following fundamental restriction on issuer diversification:

  The Fund may not, with respect to seventy-five percent (75%) of the Fund's total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if the purchase would cause the Fund to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer.

  The Board recommends that these fundamental restrictions be replaced with the following fundamental restriction:

  The Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

  The proposed fundamental restriction concerning diversification is the limitation imposed by the 1940 Act for diversified investment companies. The amended fundamental restriction would now allow European Fund and Pacific Basin Fund, and would continue to allow Emerging Markets Fund, with respect to 25% of their respective total assets, to invest more than 5% of those assets in the securities of one or more issuers and to hold more than 10% of the voting securities of an issuer. European Fund and Pacific Basin Fund would now be required to invest 75%, instead of 100%, of their respective total assets so that no more than 5% of total assets are invested in any one issuer, and so that each Fund will not own more than 10% of the voting securities of an issuer. This requirement would continue to apply to Emerging Markets Fund.

  The amended fundamental restriction would give the European Fund and Pacific Basin Fund greater investment flexibility by permitting each of them to acquire larger positions in the securities of a particular issuer, consistent with its investment objectives and strategies. This increased flexibility could provide opportunities to enhance each Fund's performance. Investing a large percentage of a Fund's assets in a single issuer's securities, however, increases that Fund's exposure to credit and other risks associated with that issuer's financial condition and operations, including the risk of default on debt securities.

  The amended fundamental restriction also would permit each of the Funds to invest without limit in the securities of other investment companies. The Funds have no current intention of doing so, and the 1940 Act imposes restrictions on the extent to which a fund may invest in the securities of other investment companies. The revision would, however, give the Funds flexibility to invest in other investment companies in the event legal and other regulatory requirements change.

m.Modification of fundamental restriction on industry concentration and adoption of non-fundamental interpretation on classification of foreign governments for concentration purposes

  Each of European Fund and Pacific Basin Fund currently has a fundamental restriction on industry concentration as follows:

  A fundamental policy of the INVESCO Pacific Basin Fund and the INVESCO
   European Fund is not to invest more than 25% of their respective total assets in the securities of issuers in any one industry.

  Emerging Markets Fund currently has the following fundamental restriction on industry concentration:

  The Fund may not invest more than 25% of the value of its total assets in any particular industry (other than government securities).

  The Board recommends that shareholders vote to replace these fundamental restrictions with the following fundamental restriction:

  The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in securities of companies whose principal business activities are in the same industry.

  If the proposal is approved, the Board will adopt the following non-fundamental interpretation:

  With respect to fundamental restriction (( ) for European Fund and Pacific Basin Fund and ( ) for Emerging Markets Fund), investments in obligations issued by a foreign government, including the agencies or instrumentalities of a foreign government, are considered to be investments in a single industry.

  The primary purpose of the modification is to eliminate minor differences in the wording of the INVESCO Funds' current fundamental restrictions on industry concentration for greater uniformity and to avoid unintended limitations without materially altering the restriction. The proposed fundamental restriction on concentration excludes municipal securities and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities from the concentration limitation. The current fundamental restriction on concentration for European Fund and Pacific Basin Fund contains no such exclusion, and the Emerging Markets Fund's current fundamental restriction on concentration excludes only "government securities." A failure to exclude securities issued of U.S. government agencies and instrumentalities and municipal securities from the fundamental restriction on concentration could hinder each Fund's ability to purchase such securities in conjunction with taking temporary defensive positions.

n.Elimination of fundamental restriction on investing in newly formed issuers (European Fund and Pacific Basin Fund only)

  Each of European Fund and Pacific Basin Fund currently has a fundamental restriction against investing in newly formed issuers as follows:

  The Fund may not invest more than 5% of its total assets in an issuer having a record, together with predecessors, of less than three years' continuous operation.

  The Board recommends the elimination of this fundamental restriction. This restriction is derived from a state "blue sky" requirement that has been pre-empted by recent amendments of the federal securities laws. Companies with less than three years of continuous operation are typically referred to as newly formed issuers or "unseasoned issuers." Because newly formed companies have no proven track record in business, their prospects may be uncertain. Their securities may fluctuate in price more unduly than securities of established companies. The Board believes that elimination of this fundamental restriction will provide European Fund and Pacific Basin Fund with greater investment flexibility. If this proposal is approved, Funds will be able to invest in the securities of newly formed issuers, in accordance with their investment objectives, policies and restrictions.

  Required Vote. Approval of Proposal 2 with respect to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the affirmative vote of the lesser of: (1) 67% or more of the shares of that Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of that Fund are so present or represented; or (2) more than 50% of the outstanding shares of that Fund. Shareholders who vote "for" Proposal 2 will vote "for" each proposed change described above. Those shareholders who wish to vote against any of the specific proposed changes described above may do so on the proxy provided. Only those specific proposed changes approved by the required vote will become effective.

              THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                            VOTE "FOR" PROPOSAL 2.

           PROPOSAL 3: TO ELECT THE DIRECTORS OF INTERNATIONAL FUNDS

  The Board has nominated the individuals identified below for election to the Board at the Meeting. International Funds currently has ten directors. Vacancies on the Board are generally filled by appointment by the remaining directors. However, the 1940 Act provides that vacancies may not be filled by directors unless thereafter at least two-thirds of the directors shall have been elected by shareholders. To ensure continued compliance with this rule without incurring the expense of calling additional shareholder meetings, shareholders are being asked at this Meeting to elect the current ten directors to hold office until the next meeting of shareholders. Consistent with the by-laws of International Funds, and as permitted by Maryland law, International Funds does not anticipate holding annual shareholder meetings. Thus, the directors will be elected for indefinite terms, subject to termination or resignation. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

  All of the Independent Directors (i.e., directors who are not "interested persons" of International Funds, as such term is defined in the 1940 Act) now being proposed for election were nominated and selected by Independent Directors. Eight of the ten current directors are Independent Directors.

  The persons named as attorneys-in-fact in the enclosed proxy have advised International Funds that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named below.

  The nominees for director, their ages, a description of their principal occupations, the number of International Funds' shares owned by each, and their respective memberships on Board committees are listed in the table below.

                                                                                      Number of
                                                                                    International
                                                                                     Funds' Shares
                                                                                    Owned Directly
                                                                     Director or    or Indirectly
    Name, Position with             Principal Occupation          Executive Officer       on
  International Funds, and         and Business Experience        of International     Dec. 31,     Member of
            Age                  (during the past five years)        Funds Since       1998 (1)     Committee
--------------------------------------------------------------------------------------------------------------
 Charles W. Brady,          Chief Executive Officer and Director        1993                 0     (3),(5),(6)
 Chairman of the Board,     of AMVESCAP PLC, London, England,
 Age 63*                    and of various subsidiaries thereof.
                            Chairman of the Board of INVESCO
                            Global Health Sciences Fund.
 Fred A. Deering,           Trustee of INVESCO Global Health            1993            65.865     (2),(3),(5)
 Vice Chairman of the       Sciences Fund. Formerly, Chairman of
 Board,                     the Executive Committee and Chairman
 Age 70                     of the Board of Security Life of
                            Denver Insurance Company, Denver,
                            Colorado; Director of ING American
                            Holdings Company and First ING Life
                            Insurance Company of New York.
 Mark H. Williamson,        President, Chief Executive Officer,         1998                 0     (3),(5)
 President, Chief Executive and Director, INVESCO Distributors
 Officer, and Director,     Inc.; President, Chief Executive
 Age 47*                    Officer, and Director, INVESCO;
                            President, Chief Operating Officer,
                            and Trustee INVESCO Global Health
                            Sciences Fund. Formerly, Chairman of
                            the Board and Chief Executive
                            Officer, NationsBanc Advisors, Inc.
                            (1995-1997); Chairman of the Board,
                            NationsBanc Investments, Inc. (1997-
                            1998).
 Dr. Victor L. Andrews,     Professor Emeritus, Chairman                1993            65.865     (4),(6),(8)
 Director,                  Emeritus and Chairman of the CFO
 Age 68                     Roundtable of the Department of
                            Finance of Georgia State University,
                            Atlanta, Georgia and President,
                            Andrews Financial Associates, Inc.
                            (consulting firm). Formerly, member
                            of the faculties of the Harvard
                            Business School and the Sloan School
                            of Management of MIT. Dr. Andrews is
                            also a director of the Sheffield
                            Funds, Inc.

                                                                                Number of
                                                                              International
                                                                              Funds' Shares
                                                                                  Owned
                                                               Director or     Directly or
 Name, Position with          Principal Occupation          Executive Officer Indirectly on
 International Funds,        and Business Experience        of International    Dec. 31,       Member of
       and Age             (during the past five years)        Funds Since       1998 (1)      Committee
------------------------------------------------------------------------------------------------------------
 Bob R. Baker,        President and Chief Executive               1993           65.865     (3),(4),(5)
 Director,            Officer of AMC Cancer Research
 Age 62               Center, Denver, Colorado, since
                      January 1989; until December 1988,
                      Vice Chairman of the Board, First
                      Columbia Financial Corporation,
                      Englewood, Colorado. Formerly,
                      Chairman of the Board and Chief
                      Executive Officer of First Columbia
                      Financial Corporation.
 Lawrence H. Budner,  Trust Consultant. Prior to June             1993           65.865     (2),(6),(7)
 Director,            1987, Senior Vice President and
 Age 68               Senior Trust Officer, InterFirst
                      Bank, Dallas, Texas.
 Dr. Wendy Lee Gramm, Self-employed (since 1993).                 1997           65.865     (4),(8)
 Director,            Professor of Economics and Public
 Age 54               Administration, University of Texas
                      at Arlington. Formerly, Chairman,
                      Commodities Futures Trading
                      Commission (1988-1993);
                      Administrator for Information and
                      Regulatory Affairs, Office of
                      Management and Budget (1985-1988);
                      Executive Director, Presidential
                      Task Force on Regulatory Relief;
                      Director, Federal Trade Commission's
                      Bureau of Economics. Director of the
                      Chicago Mercantile Exchange, Enron
                      Corporation, IBP, Inc., State Farm
                      Insurance Company, Independent
                      Women's Forum, International
                      Republic Institute, and the
                      Republican Women's Federal Forum.
 Kenneth T. King,     Presently retired. Formerly,                1993           65.865     (2),(3),(5),(6),
 Director,            Chairman of the Board, The Capitol                                    (7)
 Age 73               Life Insurance Company, Providence
                      Washington Insurance Company, and
                      Director of numerous U.S.
                      subsidiaries thereof. Formerly,
                      Chairman of the Board, The
                      Providence Capitol Companies in the
                      United Kingdom and Guernsey. Until
                      1987, Chairman of the Board, Symbion
                      Corporation.

                                                                             Number of
                                                                           International
                                                                           Funds' Shares
                                                                               Owned
  Name, Position                                            Director or     Directly or
       with                Principal Occupation          Executive Officer Indirectly on
   International          and Business Experience        of International    Dec. 31,       Member of
  Funds, and Age        (during the past five years)        Funds Since       1998 (1)      Committee
--------------------------------------------------------------------------------------------------------
 John W. McIntyre, Presently retired. Formerly, Vice           1995           65.865     (2),(3),(5),(7)
 Director,         Chairman of the Board, The Citizens
 Age 68            and Southern Corporation; Chairman
                   of the Board and Chief Executive
                   Officer, The Citizens and Southern
                   Georgia Corporation; Chairman of the
                   Board and Chief Executive Officer,
                   The Citizens and Southern National
                   Bank. Trustee of INVESCO Global
                   Health Sciences Fund and Gables
                   Residential Trust, Employee's
                   Retirement System of Georgia, Emory
                   University, and the J.M. Tull
                   Charitable Foundation. Director of
                   Kaiser Foundation Health Plans of
                   Georgia, Inc.
 Dr. Larry Soll,   Presently retired. Formerly,                1997           65.865     (4),(8)
 Director,         Chairman of the Board (1987-1994),
 Age 56            Chief Executive Officer (1982-1989
                   and 1993-1994) and President (1982-
                   1989) of Synergen Inc., Director of
                   Synergen Inc. since incorporation in
                   1982. Director of Isis
                   Pharmaceuticals, Inc. Trustee of
                   INVESCO Global Health Sciences Fund.

*Because of his affiliation with INVESCO, with a Fund's investment adviser, or with companies affiliated with INVESCO, this individual is deemed to be an "interested person" of International Funds, as that term is defined in the 1940 Act.

  (1) As interpreted by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to that security. The persons listed have partial or complete voting and investment power with respect to their respective Fund shares.

  (2) Member of the Audit Committee

  (3) Member of the Executive Committee

  (4) Member of the Management Liaison Committee

  (5) Member of the Valuation Committee

  (6) Member of the Compensation Committee

  (7) Member of the Soft Dollar Brokerage Committee

  (8) Member of the Derivatives Committee

  The Board has audit, management liaison, soft dollar brokerage, and derivatives committees consisting of Independent Directors, and compensation, executive, and valuation committees consisting of Independent Directors and non-independent directors. The Board does not have a nominating committee. The audit committee, consisting of four Independent Directors, meets quarterly with the independent accountants and executive officers of International Funds. This committee reviews the accounting principles being applied by International Funds in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. All of the recommendations of the audit committee are reported to the full Board. During the intervals between the meetings of the Board, the executive committee may exercise all powers and authority of the Board in the management of the business of International Funds, except for certain powers which, under applicable law and/or the by-laws of International Funds, may only be exercised by the full Board. All decisions by the executive committee are subsequently submitted for ratification by the Board. The management liaison committee meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of International Funds, and to review legal and operational matters that have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The soft dollar brokerage committee meets periodically to review soft dollar transactions by International Funds, and to review policies and procedures of International Funds' adviser with respect to soft dollar brokerage transactions. The committee then reports on these matters to the Board. The derivatives committee meets periodically to review derivatives investments made by International Funds. The committee monitors derivatives usage by International Funds and the procedures utilized by International Funds' adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Board. The committee then reports on these matters to the Board.

  Each Independent Director receives an annual retainer of $56,000 for their service to the INVESCO Funds. Additionally, each Independent Director receives $3,000 for in-person attendance at each board meeting and $1,000 for in-person attendance at each committee meeting. The chairmen of the audit and management liaison committees receive an annual fee of $4,000 for serving in such capacity.

  During the past fiscal year, the Board met four times, the audit committee met four times, the compensation committee met once, the management liaison committee met four times, the soft dollar brokerage committee met twice, and the derivatives committee met once. The executive committee did not meet. During the last fiscal year of International Funds, each Director attended 75% or more of the Board meetings and meetings of the committees of the Board on which he or she served.

  The Independent Directors nominate individuals to serve as Independent Directors, without any specific nominating committee. The Board ordinarily will not consider unsolicited director nominations recommended by the Funds' shareholders. The Board, including its Independent Directors, unanimously approved the nomination of the foregoing persons to serve as directors and directed that the election of these nominees be submitted to International Funds' shareholders.

  The following table sets forth information relating to the compensation paid to directors during the last fiscal year:

                               COMPENSATION TABLE

                      AMOUNTS PAID DURING THE MOST RECENT
                FISCAL YEAR BY INTERNATIONAL FUNDS TO DIRECTORS

                                                                                             Total
                                                                                          Compensation
                                                                                       from International
                                                      Pension or                            Funds and
                                                 Retirement Benefits                      the other 14
                                Aggregate        Accrued as Part of   Estimated Annual   INVESCO Funds
                            Compensation from       International      Benefits Upon         Paid to
Name of Person, Position  International Funds(1)  Funds Expenses(2)    Retirement(3)      Directors(1)
---------------------------------------------------------------------------------------------------------
Fred A. Deering,
Vice Chairman of the
Board and Director               $ 4,395                $1,355             $  870           $103,700
Dr. Victor L. Andrews,
Director                         $ 4,306                $1,281             $1,107           $ 80,350
Bob R. Baker,
Director                         $ 4,421                $1,143             $1,349           $ 84,000
Lawrence H. Budner,
Director                         $ 4,240                $1,281             $1,007           $ 79,350
Daniel D. Chabris(4),
Director                         $ 4,330                $1,384             $  751           $ 70,000
Dr. Wendy L. Gramm,
Director                         $ 4,163                $    0             $    0           $ 79,000
Kenneth T. King,
Director                         $ 4,151                $1,407             $  789           $ 77,050
John W. McIntyre,
Director                         $ 4,198                $    0             $    0           $ 98,500
Dr. Larry Soll,
Director                         $ 4,198                $    0             $    0           $ 96,000
                                 -------                ------             ------           --------
TOTAL                            $38,402                $7,851             $5,773           $767,950
                                 =======                ======             ======           ========
AS A PERCENTAGE OF NET
ASSETS                            0.0050%(5)            0.0010%(5)                            0.0035%(6)

--------

(1) The Vice Chairman of the Board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees, and Independent Director members of the committees of International Funds receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.
(2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

(3) These figures represent the Funds' share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health Sciences Fund, which does not participate in this retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are farther from retirement. With the exception of Drs. Soll and Gramm, each of these directors has served as director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan. Although Mr. McIntyre became eligible to participate in the Defined Benefit Deferred Compensation Plan as of November 1, 1998, he will not be included in the calculation of retirement benefits until November 1, 1999.

(4) Mr. Chabris retired as a director effective September 30, 1998.

(5)Total as a percentage of the Funds' net assets as of December 31, 1998.

(6)Total as a percentage of the net assets of the 15 INVESCO Funds in the INVESCO Complex as of December 31, 1998.

  International Funds pays its Independent Directors, Board vice chairman, committee chairmen and committee members the fees described above. International Funds also reimburses its Independent Directors for travel expenses incurred in attending meetings. Charles W. Brady, Chairman of the Board, and Mark H. Williamson, President, Chief Executive Officer, and Director, as "interested persons" of International Funds and of other INVESCO Funds, receive compensation and are reimbursed for travel expenses incurred in attending meetings as officers or employees of INVESCO or its affiliated companies, but do not receive any director's fees or other compensation from International Funds or other INVESCO Funds for their services as directors.

  The overall direction and supervision of International Funds is the responsibility of the Board, which has the primary duty of ensuring that International Funds' general investment policies and programs are adhered to and that International Funds is properly administered. The officers of International Funds, all of whom are officers and employees of and paid by INVESCO, are responsible for the day-to-day administration of International Funds. The investment adviser for International Funds has the primary responsibility for making investment decisions on behalf of International Funds. These investment decisions are reviewed by the investment committee of INVESCO.

  All of the officers and directors of International Funds hold comparable positions with the following INVESCO Funds: INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc. and INVESCO Multiple Asset Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Funds, Inc., (formerly INVESCO Growth Fund, Inc.), INVESCO Industrial Income Fund, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Funds, Inc.), INVESCO Specialty Funds, Inc., INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc. and INVESCO Capital Appreciation Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., INVESCO Variable Investment Funds, Inc., INVESCO Value Trust, and INVESCO Treasurer's Series Trust.

  The Boards of the Funds managed by INVESCO have adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the non-interested directors and trustees of the Funds. Under the Plan, each director or trustee who is not an interested person of the Funds (as defined in Section 2(a)(19) of the 1940
Act) and who has served for at least five years (a "Qualified Director") is entitled to receive, upon termination of service as director (normally at retirement age of 72 or the retirement age of 73 or 74, if the retirement date is extended by the Boards for one or two years, but less than three years) continuation of payment for one year (the "First Year Retirement Benefit") of the annual basic retainer and annualized board meeting fees payable by the Funds to the Qualified Directors at the time of his or her retirement (the "Basic Benefit"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of any director whose retirement has been extended by the Board for three years, a Qualified Director shall receive quarterly payments at an annual rate equal to 50% of the Basic Benefit. These payments will continue for the remainder of the Qualified Director's life or ten years, whichever is longer (the "Reduced Benefit Payments"). If a Qualified Director dies or becomes disabled after age 72 and before age 74 while still a director of the Funds, the First Year Retirement Benefit and Reduced Benefit Payments will be made to him or her or to his or her beneficiary or estate. If a Qualified Director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the Funds, the director will not be entitled to receive the First Year Retirement Benefit; however, the Reduced Benefit Payments will be made to his or her beneficiary or estate. The Plan is administered by a committee of three directors who are also participants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Funds began making payments to Mr. Chabris as of October 1, 1998 under the Plan. International Funds has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

  The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. The deferred amounts have been invested in shares of certain INVESCO Funds. Each Independent Director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any Fund shares that they may own directly or beneficially.

  Required Vote. Election of each nominee as a director of International Funds requires the vote of a plurality of the votes of International Funds cast at the Meeting in person or by proxy.

                THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
                   UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                VOTE "FOR" EACH OF THE NOMINEES IN PROPOSAL 3.

 PROPOSAL 4: RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board of International Funds, including all of its Independent Directors, has selected PricewaterhouseCoopers LLP to continue to serve as independent accountants of each Fund, subject to ratification by each Fund's shareholders. PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in any of the Funds. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

  The independent accountants examine annual financial statements for the Funds and provide other audit and tax-related services. In recommending the selection of PricewaterhouseCoopers LLP, the Board reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence.

  Required Vote. Ratification of the selection of PriceWaterhouseCoopers LLP as independent accountants with respect to a Fund requires the vote of a majority of the votes of that Fund present at the Meeting, provided a quorum is present with respect to that Fund.

                     THE BOARD UNANIMOUSLY RECOMMENDS THAT
                      SHAREHOLDERS VOTE "FOR" PROPOSAL 4.

                 INFORMATION CONCERNING ADVISER, SUB-ADVISER,
                     DISTRIBUTOR AND AFFILIATED COMPANIES

  INVESCO, a Delaware corporation, serves as each Fund's investment adviser, and provides other services to each Fund and to International Funds. IDI, a Delaware corporation, serves as each Fund's distributor. INVESCO Asset Management Limited ("IAML") serves as investment sub-adviser to European Fund and Pacific Basin Fund. INVESCO Global Asset Management ("IGAM") serves as investment sub-adviser to International Blue Chip Fund. INVESCO is a wholly owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"). INAH is an indirect wholly owned subsidiary of AMVESCAP PLC./1/

  The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England. INVESCO's and IDI's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. IAML's offices are located at 11 Devonshire Square, London, EC2M 4YR, England. IGAM's offices are located at 1355 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH's offices are located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INVESCO currently serves as investment adviser of 14 open-end investment companies having approximate aggregate net assets in excess of $21.1 billion, as of December 31, 1998.

  The principal executive officers and directors of INVESCO and their principal occupations are:

  Mark H. Williamson, Chairman of the Board, President, Chief Executive Officer and Director, also, President and Chief Executive Officer of IDI; Charles Mayer, Senior Vice President and Director, also, Senior Vice President and Director of IDI; Ronald L. Grooms, Director, Senior Vice President and Treasurer, also Director, Senior Vice President and Treasurer of IDI; Richard
W. Healey, Senior Vice President and Director, also, Senior Vice President and Director of IDI; Timothy J. Miller, Senior Vice President and Director, also, Senior Vice President and Director of IDI; and Glen A. Payne, Senior Vice President, Secretary and General Counsel, also Senior Vice President, Secretary and General Counsel of IDI.

  The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237.

  INVESCO, as investment adviser, has contracted with IAML, as investment sub-adviser, to provide portfolio investment advisory services to European Fund and Pacific Basin Fund. IAML also acts as sub-adviser to INVESCO Emerging Markets Fund, INVESCO European Small Company Fund, INVESCO International Growth Fund, and INVESCO Latin American Growth Fund. The principal executive officers and directors of IAML and their principal occupations are:

  Tristan Hillgarth, Chief Executive Officer; Dennis Elliot, Director; Jeremy Lambourne, Director; Dallas McGillivray, Director; Anthony Myers, Director; Graeme Proudfoot, Director; Riccardo Ricciardi, Director; Martin

/1/The intermediary companies between INAH and AMVESCAP PLC are as follows:
INVESCO, Inc., AMVESCAP Group Services, Inc., AVZ, Inc. and INVESCO North American Group, Ltd., each of which is wholly owned by its immediate parent.

Trowell, Director; Hugh Ward, Director; Roger Yates, Director; Michael Perman, Secretary; and Robert Cachett, Secretary.

  The address of each of the foregoing officers and directors is 11 Devonshire Square, London, EC2M 4YR, England.

  INVESCO, as investment adviser, has contracted with IGAM, as investment sub-adviser, to provide portfolio investment advisory services to International Blue Chip Fund. IGAM also acts as sub-adviser to I.R.T. International Equity Fund, I.R.T. International Bond Fund, I.R.T. Lifestyle Aggressive Fund, I.R.T. Lifestyle Moderate Fund, and I.R.T. Lifestyle Conservative Fund. The principal executive officers and directors of IGAM and their principal occupations are:

  The Hon. Michael Benson, Chairman and Director; John D. Rogers, President, Chief Executive Officer and Director; Wendell M. Starke, Director; Stephen A. Dana, Director; Luis Aguilar, Vice President, Secretary, General Counsel and Director; William L. Davidson, Vice President; Erik B. Granade, Vice President; Kirk F. Holland, Vice President; and Deborah Lamb, Assistant Secretary.

  The address of each of the foregoing officers and directors is 1355 Peachtree Street, N.E., Atlanta, Georgia 30309.

  Pursuant to an Administrative Services Agreement between International Funds and INVESCO, INVESCO provides administrative services to International Funds, including sub-accounting and recordkeeping services and functions. During the fiscal year ended October 31, 1998, International Funds paid INVESCO, which also serves as International Funds' registrar, transfer agent and dividend disbursing agent, total compensation of $2,087,461 for such services.

                                OTHER BUSINESS

  The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                             SHAREHOLDER PROPOSALS

  International Funds does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of International Funds, 7800 East Union Avenue, Denver, Colorado 80237. International Funds has not received any shareholder proposals to be presented at this Meeting.

                                        By Order of the Board of Directors,

                                        /s/ Glen A. Payne
                                        -----------------------
                                        Glen A. Payne
                                        Secretary

March 23, 1999

                                  APPENDIX A

                            PRINCIPAL SHAREHOLDERS

  The following table sets forth the beneficial ownership of each Fund's outstanding equity securities as of March 12, 1999 by each beneficial owner of 5% or more of a Fund's outstanding equity securities.

           Beneficial owners of 5% or more of Emerging Markets Fund:
           ---------------------------------------------------------

                                                 Amount and Nature
Name and Address                                    of Ownership     Percentage
----------------                                -------------------- ----------
INVESCO Funds Group, Inc.                         36,855.2710          24.25%
Attn: Sheila Wendland                             Record
P.O. Box 173706
Denver, CO 80217-3706

Charles Schwab & Co. Inc.                         10,084.3420           6.64%
Special Custody Account for the Exclusive Ben-
 efit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

               Beneficial owners of 5% or more of European Fund
               ------------------------------------------------

                                                Amount and Nature of
Name and Address                                     Ownership       Percentage
----------------                                -------------------- ----------
Charles Schwab & Co. Inc.                         14,087,664.4950      33.21%
Special Custody Account for the Exclusive Ben-
 efit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.                  3,687,716.0920       8.69%
The Exclusive Benefit of Customers
Attn: Kate- Recon
One World Financial Center
200 Liberty Street, 5th Floor
New York, NY 10281-1003

                                                   Amount and Nature
Name and Address                                     of Ownership    Percentage
----------------                                   ----------------- ----------

             Beneficial owners of 5% or more of Pacific Basin Fund:
            -------------------------------------------------------
Charles Schwab & Co. Inc.                           2,170,779.5450     30.55%
Special Custody Account for the Exclusive Benefit
 of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122


        Beneficial owners of 5% or more of International Blue Chip Fund
        ---------------------------------------------------------------
Muir & Co.                                          867,800.0370       46.93%
P.O. Box 2479                                       Record
San Antonio, TX 78298-2479

Charles Schwab & Co. Inc.                           244,546.8690       13.23%
Special Custody Account for the Exclusive Benefit
 of Customers                                       Record
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

U.S. Bank National Association Cust.                195,867.3740       10.59%
Saint Paul Chamber Orchestra                        Record
Attn: Mutual Funds
Acct. 10623860
P.O. Box 64010
Saint Paul, MN 55164-0010

Saxon & Co.                                         136,399.2170        7.38%
CUSIP 46127X504                                     Record
Acct. 35-35-001-0182155
P.O. Box 7780-1888
Philadelphia, PA 19182-0001

                                  APPENDIX B

                      PLAN OF LIQUIDATION AND TERMINATION

                         INVESCO EMERGING MARKETS FUND

  THIS PLAN OF LIQUIDATION AND TERMINATION ("Plan") is made by INVESCO International Funds, Inc., a Maryland open-end investment company
("Corporation"), with respect to INVESCO Emerging Markets Fund, a segregated portfolio of assets ("series") thereof ("Fund").

  WHEREAS, the Corporation's board of directors ("Board") has determined that liquidation and termination of the Fund is in the best interests of the Corporation and the Fund and accordingly has adopted this Plan;

  WHEREAS, Article III, Section 4, of the Corporation's Articles of Incorporation provides that the Board may redeem shares of any series of stock from its shareholders; and

  WHEREAS, pursuant to Article III, Section 3(f), of the Corporation's Articles of Incorporation, liquidation of the Fund as a series of the Corporation requires the affirmative vote of the lesser of (1) 67% of the Fund's shares present at a meeting of its shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares ("Required Vote").

  NOW THEREFORE, this Plan shall be effective upon receipt of the Required
Vote.

  ARTICLE I. Actions to Be Taken Prior to Liquidation

  (a) As directed by the Board, the Fund shall proceed with the business of winding up its affairs.

  (b) The Board shall authorize the appropriate parties to wind up the Fund's affairs, and all the powers of the Corporation's directors under its Articles of Incorporation and by-laws shall continue with respect to the Fund until its affairs have been wound up, including the powers to (i) fulfill or discharge the Fund's contracts, (ii) collect the Fund's assets, (iii) sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining property of the Fund to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, (iv) discharge or pay the Fund's liabilities, (v) prosecute, settle, or compromise claims of the Fund or to which the Fund is subject, (vi) file final state and federal tax returns for the Fund, (vii) mail notice to all known creditors and employees, if any, of the Fund, at their respective addresses shown on the Fund's records, and
(viii) do all other acts necessary or appropriate to wind up the Fund's business.

  (c) As directed by the Board, the Corporation shall make one or two liquidating distributions to the Fund's shareholders of record as of the date of the Required Vote (individually a "Shareholder" and collectively "Shareholders") in cancellation and redemption of their Fund shares. The amount of each liquidating distribution to each Shareholder shall be in proportion to the number of Fund shares held thereby.

  ARTICLE II. Filings with the State of Maryland

  (a) The Board shall authorize the appropriate parties to file for and obtain
(i) a tax clearance certificate from the Comptroller of the Treasury of Maryland or the collector of taxes stating that all taxes payable by the Fund have been paid or provided for and (ii) if the Fund has employees, a certificate from the Secretary of Economic and Employment Development of Maryland stating that all unemployment insurance contribution, reimbursement payments, and interest have been paid or provided for.

  (b) Upon cancellation of the Fund shares, the Board shall authorize the appropriate parties to file Articles Supplementary with the Maryland Department of Assessments and Taxation to eliminate the total number of shares of stock allocated to the Fund and decrease, by an identical amount, the aggregate number of shares of stock the Corporation has authority to issue.

  ARTICLE III. Liquidation Procedures

  (a) The Board shall authorize all actions to be taken such that the Fund will apply its assets to the payment of all its existing debts and obligations, including necessary expenses of redeeming and canceling the Fund shares.

  (b) On the date of the Required Vote, the interest of each Shareholder shall be fixed and the books of the Funds shall be closed.

  (c) As soon as reasonably practicable after (1) the Required Vote, (2) paying or adequately providing for the payment of all Fund liabilities, and
(3) receipt of such releases, indemnities, and refunding agreements as the Board deems necessary for its protection, the Board shall cause the remaining assets of the Fund to be distributed in one or two (if necessary) distributions of cash payments, with each Shareholder receiving his, her, or its proportionate share of each payment, in cancellation and redemption of his, her, or its Fund shares.

  (d) If the Board is unable to make distributions to all the Shareholders because of the inability to locate Shareholders to whom distributions in cancellation and redemption of Fund shares are payable, the Board may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Fund in such trust for the benefit of the Shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein.

  ARTICLE IV. Amendment of this Plan

  The Board may authorize variations from, or amendments of, the provisions of this Plan (other than the terms of the liquidating distributions) that it deems necessary or appropriate to effect the distributions in cancellation and redemption of the Fund shares and the liquidation and termination of the Fund's existence.

  ARTICLE V. Expenses

  The Fund shall bear 50% of all the expenses incurred in connection with carrying out this Plan, including the cost of soliciting proxies, liquidating its assets, and terminating its existence, and the remaining 50% will be borne by INVESCO Funds Group, Inc.

[Name and Address]


                         INVESCO EMERGING MARKETS FUND
                       INVESCO INTERNATIONAL FUNDS, Inc.

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

     This proxy is being solicited on behalf of the Board of Directors of INVESCO International Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO Emerging Markets Fund ("Fund"), a series of the Company. The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLLFREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                  [X]      KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                         INVESCO EMERGING MARKETS FUND
                       INVESCO INTERNATIONAL FUNDS, Inc.

Vote on Directors                                                             FOR       WITHHOLD    FOR ALL
                                                                              ALL         ALL       EXCEPT

3.  Election of the Company's Board of Directors: (1) Charles W.              [_]         [_]        [_]      To withhold authority
    Brady; (2) Fred A. Deering; (3) Mark H. Williamson; (4) Dr. Victor L.                                     to vote for any
    Andrews; (5) Bob R. Baker; (6) Lawrence H. Budner; (7) Dr. Wendy Lee                                      individual nominee(s),
    Gramm; (8) Kenneth T. King; (9) John W. McIntyre; and (10) Dr. Larry                                      mark "For All Except"
    Soll;                                                                                                     and write the
                                                                                                              nominee's number on
                                                                                                              the line below.


Vote On Proposals                                                             FOR       AGAINST    ABSTAIN

1.  Approval of a Plan of Liquidation and Termination;                        [_]         [_]        [_]
2.  Approval of changes to the fundamental investment restrictions;           [_]         [_]        [_]

[_] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN
    "X" IN THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.

4.  Ratification of the selection of PricewaterhouseCoopers LLP as the                     [_]         [_]        [_]
    Fund's Independent Public Accountants.

YOUR VOTE IS IMPORTANT.  IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET,
PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED
ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL
FREE OR VISIT HTTP://WWW.PROXYVOTE.COM.  TO VOTE BY FACSIMILE TRANSMISSION,
PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

     Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

------------------------------------------------------------------   ---------------
Signature                                                            Date

------------------------------------------------------------------   ---------------
Signature (Joint Owners)                                             Date


[Back]

To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.

2.  ______________________________

[Name and Address]


                             INVESCO EUROPEAN FUND
                        INVESCO INTERNATIONAL FUNDS, Inc.

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

     This proxy is being solicited on behalf of the Board of Directors of INVESCO International Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO European Fund ("Fund"), a series of the Company. The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                  [X]      KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                             INVESCO EUROPEAN FUND
                        INVESCO INTERNATIONAL FUNDS, Inc.


Vote on Directors                                                            FOR       WITHHOLD       FOR ALL
                                                                             ALL          ALL         EXCEPT

2.  Election of the Company's Board of Directors: (1) Charles W.             [_]          [_]           [_]   To withhold authority
    Brady; (2) Fred A. Deering; (3) Mark H. Williamson; (4) Dr. Victor L.                                     to vote, mark "For
    Andrews; (5) Bob R. Baker; (6) Lawrence H. Budner; (7) Dr. Wendy Lee                                      All Except" and write
    Gramm; (8) Kenneth T. King; (9) John W. McIntyre; and (10) Dr. Larry                                      the nominee's number
    Soll;                                                                                                     on the line below.

Vote On Proposals                                                             FOR      AGAINST        ABSTAIN

1.  Approval of changes to the fundamental investment restrictions;           [_]          [_]           [_]
[_] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN
    "X" IN THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side.  If you choose to vote differently on individual restrictions, you must mail in your proxy card.  If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.

3.  Ratification of the selection of PricewaterhouseCoopers LLP as the        [_]          [_]           [_]

    Fund's Independent Public Accountants.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

-------------------------------------------------------------------  -----------
Signature                                                            Date

-------------------------------------------------------------------  -----------
Signature (Joint Owners)                                             Date


[Back]



To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.



1.  ______________________________

[Name and Address]

                           INVESCO PACIFIC BASIN FUND
                       INVESCO INTERNATIONAL FUNDS, INC.

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

     This proxy is being solicited on behalf of the Board of Directors of INVESCO International Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO Pacific Basin Fund ("Fund"), a series of International Funds. The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                  [X]      KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                           INVESCO PACIFIC BASIN FUND


Vote on Directors                                                            FOR       WITHHOLD       FOR ALL
                                                                             ALL          ALL         EXCEPT

2.  Election of the Company's Board of Directors: (1) Charles W.             [_]          [_]           [_]   To withhold authority
    Brady; (2) Fred A. Deering; (3) Mark H. Williamson; (4) Dr. Victor L.                                     to vote, mark "For
    Andrews; (5) Bob R. Baker; (6) Lawrence H. Budner; (7) Dr. Wendy Lee                                      All Except" and write
    Gramm; (8) Kenneth T. King; (9) John W. McIntyre; and (10) Dr. Larry                                      the nominee's number
    Soll;                                                                                                     on the line below.

Vote On Proposals                                                             FOR       AGAINST       ABSTAIN
                                                                              ALL         ALL           ALL

1.  Approval of changes to the fundamental investment restrictions;           [_]         [_]           [_]
[_] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN
    "X" IN THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. If you choose to vote differently on individual restrictions, you must mail in your proxy card.  If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available
                                                                              FOR       AGAINST       ABSTAIN

3.  Ratification of the selection of PricewaterhouseCoopers LLP as            [_]         [_]           [_]
    Pacific Basin Fund's Independent Public Accountants.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

-------------------------------------------------------------------  -----------
Signature                                                            Date

-------------------------------------------------------------------  -----------
Signature (Joint Owners)                                             Date



[Back]



To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.


1.  ______________________________

[Name and Address]


                      INVESCO INTERNATIONAL BLUE CHIP FUND
                       INVESCO INTERNATIONAL FUNDS, INC.

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

     This proxy is being solicited on behalf of the Board of Directors of INVESCO International Funds, Inc. (the "Company") and relates to the proposals with respect to International Funds and to INVESCO International Blue Chip Fund ("Fund"), a series of the Company. The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                  [X]      KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                      INVESCO INTERNATIONAL BLUE CHIP FUND

Vote on Directors                                                            FOR       WITHHOLD       FOR ALL
                                                                             ALL          ALL         EXCEPT

3.  Election of the Company's Board of Directors: (1) Charles W.             [_]          [_]           [_]
    Brady; (2) Fred A. Deering; (3) Mark H. Williamson; (4) Dr. Victor L.
    Andrews; (5) Bob R. Baker; (6) Lawrence H. Budner; (7) Dr. Wendy Lee                                      To withhold authority
    Gramm; (8) Kenneth T. King; (9) John W. McIntyre; and (10) Dr. Larry                                      to vote, mark "For
    Soll;                                                                                                     All Except" and
                                                                                                              write the nominee's
                                                                                                              number on the line
                                                                                                              below.

Vote on Proposals                                                             FOR          AGAINST        ABSTAIN
                                                                              ALL            ALL            ALL
2.  Approval of changes to the fundamental investment restrictions:           [_]            [_]            [_]
    To vote against the proposed changes to one or more the
    specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN THE BOX AT left and indicate the
    letter(s) (as set forth in the proxy statement) of the
    investment restriction or restrictions you do not want to
    change on the line on the reverse side.  If you choose vote differently on individual restrictions, you must mail in your proxy card.  If you choose to vote the same on all
    restrictions pertaining to your fund, telephone and Internet voting are available.
                                                                              FOR          AGAINST        ABSTAIN
4.  Ratification of the selection of PricewaterhouseCoopers LLP as the        [_]            [_]            [_]


    Fund's Independent Public Accountants.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

-------------------------------------------------------------------  -----------
Signature                                                            Date

-------------------------------------------------------------------  -----------
Signature (Joint Owners)                                             Date



[Back]

To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.

2. ____________________________________

March 23, 1999
Dear Emerging Markets Fund Shareholder:
Enclosed with this letter you will find an important proxy statement for the upcoming shareholder meeting on May 20. The main reason for this meeting is so that you and the other investors in INVESCO Emerging Markets Fund can vote on a proposal by management to liquidate your Fund. It's important to us that you understand why we are recommending this step - which we believe is in your best interests as an investor. Here are answers to some questions you may have about this proposal: Why is INVESCO proposing this liquidation? We value our relationship with you -- and we won't offer an investment we don't believe provides you with the potential you deserve. The reasons for the proposal are explained in more detail in the enclosed proxy statement, but they can be summed up as investment outlook and cost. We introduced this Fund because we believed there were significant opportunities around the globe for aggressive investors. While there are solid values still to be found in emerging economies, exceptional turbulence in overseas financial markets over the past two years makes it difficult to justify a mutual fund which invests primarily in those markets. In addition, because of the limited potential, we have simply been unable to attract enough shareholders and assets to run this Fund efficiently on your behalf. Small funds tend to have higher expense ratios, shared by relatively few investors. It does not make economic sense for either our shareholders or INVESCO to keep managing Emerging Markets Fund. For the foreseeable future, the investment risks and costs may simply outweigh the potential long-term rewards. Aggressive investors may be better served by choosing international funds which invest only a portion of their assets in these markets. What happens if shareholders decide in favor of liquidation? If that happens, the Fund's net assets will be distributed among the remaining shareholders on the liquidation date following the shareholder meeting. You may decide your best investment choice is to exchange your shares into another INVESCO fund on or before that date. You may wish to consult your financial advisor about this important decision. INVESCO offers numerous aggressive growth opportunities, including other international funds. For example, to keep some exposure to emerging markets, you might consider either INVESCO Pacific Basin Fund or Latin American Growth Fund. To diversify more broadly overseas, take a look at our new International Blue Chip Fund. Like Emerging Markets Fund, these funds seek growth overseas. They are subject to the risks all international investments share, such as currency fluctuations, as well as differences in securities regulation and accounting. However, these funds also offer considerable opportunity for strong performance in the coming years. Or, if you are not ready to make a long-term investment decision, INVESCO Cash Reserves Fund may be a good place to "park" your cash temporarily. (An investment in this fund is not insured or guaranteed by the Federal Deposit

Insurance Corporation or any other government agency. Although this fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.) You may obtain more information about your INVESCO fund choices, including management fees, expenses, and risks, by calling 1-800-646-8372 for a free prospectus, or consult your financial advisor. Please read the prospectus carefully before you invest or send money. We also encourage you to visit our Web site for prospectuses and current information about all of our funds, including performance figures and updates from the portfolio managers: www.invesco.com. If you are still an investor in Emerging Markets Fund on the liquidation date, you will automatically receive a check for the value of the shares which you owned on that date. If the fund liquidates, will there be tax consequences for me? In order to liquidate, the Fund will sell all of its holdings. This may result in capital gain distributions to shareholders, which are usually taxable if your investment is not in a tax-advantaged account (like an IRA or other retirement plan). In addition, the final price per share of the Fund may be more or less than you originally paid for your shares; if more, then you may have taxable gains there as well. And, as always, if you exchange into another fund, that is considered a sale and may have tax consequences. You should consult your own tax advisor about how a liquidation might affect you, given your personal circumstances. What does the fund's Board of Directors recommend? The Board believes you should vote in favor of the liquidation. More important, though, the directors recommend that you study the issues involved, call us with any questions, and vote promptly to ensure that a quorum of Emerging Markets Fund shares will be represented at the shareholders meeting. I hope this has helped you in better understanding why we are making this proposal. If you have any questions, I encourage you to call us at 1-800-646-8372, and one of our Investor Specialists will assist you.

Sincerely,


/s/ MARK H. WILLIAMSON
-----------------------
Mark H. Williamson
Chairman & CEO, INVESCO Funds

P.S. Remember that you have two decisions to make very soon: How to vote on the enclosed proxy, and how to invest if the Fund does liquidate. If we can provide you with any information to make those choices easier, please call us.